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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ___________


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

                                  ___________

       Date of Report (Date of earliest event reported):  July 31, 1997



                        TRUE NORTH COMMUNICATIONS INC.
            (Exact name of registrant as specified in its charter)



   Delaware                         1-5029                      36-1088161
(State or other                  (Commission)                (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
 organization)

          101 East Erie Street
           Chicago, Illinois                                     60611-2897
(Address of principal executive offices)                         (Zip Code)

                                (312) 425-6500
             (Registrant's telephone number, including area code:)


                                Not Applicable
                        (Former name or former address,
                        if changed since last report.)

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Item 5.   Other Events.

          On July 30, 1997, Registrant and one of its affiliates entered into an Agreement and Plan of Merger with Bozell, Jacobs, Kenyon & Eckhardt, Inc.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          Exhibit 10.1 Agreement and Plan of Merger dated as of July 30, 1997 among Registrant, Cherokee Acquisition Corporation, a wholly-owned subsidiary of Registrant, and Bozell, Jacobs, Kenyon & Eckhardt, Inc. (excluding exhibits and attachments)

          Exhibit 99.1  Press release dated July 31,1997

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRUE NORTH COMMUNICATIONS INC.



DATE:  August 6, 1997                   By:  /s/ John J. Rezich
                                             -----------------------------------
                                             Name: John J. Rezich
                                             Title:   Vice President, Controller


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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                     Description
-----------                     -----------

10.1 Agreement and Plan of Merger dated as of July 30, 1997 among Registrant, Cherokee Acquisition Corporation, a wholly-owned subsidiary of Registrant, and Bozell, Jacobs, Kenyon & Eckhardt, Inc. (excluding exhibits and attachments)

99.1           Press release dated July 31, 1997

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